SPDR® Series Trust

Supplement Dated December 28, 2016

to the Summary Prospectus Dated October 31, 2016

SPDR® Bloomberg Barclays Emerging Markets Local Bond ETF

(the “Fund”)

Effective December 30, 2016 (“Effective Date”), SSGA Funds Management, Inc. has contractually agreed to waive its management fee to 0.40% of the Fund’s average annual daily net assets. Accordingly, as of the Effective Date, the section entitled “Fees and Expenses of the Fund” on page 1 of the Summary Prospectus is replaced in its entirety with the following:

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Fund Shares”). This table and the Example below reflect the expenses of the Fund and do not reflect brokerage commissions you may pay on purchases and sales of Fund Shares.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment):

Management fees	0.50%
Other expenses	0.00%
Total annual Fund operating expenses	0.50%
Less contractual fee waiver[1]	-0.10%
Net annual Fund operating expenses	0.40%

[1]	SSGA Funds Management, Inc. (the “Adviser”) has contractually agreed to waive its management fee to 0.40% of the Fund’s average annual daily net assets. The contractual fee waiver does not provide for the recoupment by the Adviser of any fees the Adviser previously waived. The waiver may not be terminated except with the approval of the Fund’s Board of Trustees.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example reflects the Fund’s contractual fee waiver only in the periods for which the contractual fee waiver and/or expense reimbursement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3	YEAR 5	YEAR 10
$41	$150	$270	$619

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

EBNDSUMPROSUP1